EXHIBIT 10.29


                              CONSULTING AGREEMENT


     THIS CONSULTING AGREEMENT (this "Agreement") is entered into effective July 1, 1996, by and between BUREAU OF ELECTRONIC PUBLISHING, INC., a Delaware corporation ("Bureau of Electronic Publishing"), and BRYAN IRA FINKEL, INC. ("Consultant"), based on the following:

                                    Premises

     A. Bureau of Electronic Publishing owns or has rights to a group of technologies related to the development and design of interactive media.

     B. Consultant is engaged in the business of providing business consulting and has experience and expertise in developing marketable products from technology, bringing new products to market, identifying and penetrating potential markets, and developing operational plans and implementation strategies.

     C. Bureau of Electronic Publishing wishes to engage Consultant as a business consultant to assist it in its goals and Consultant wishes to accept such engagement, all on the terms and conditions contained herein.

                                    Agreement

     NOW, THEREFORE, based on the foregoing premises, which are incorporated into this Agreement by this reference, and in consideration of the mutual covenants and agreements hereinafter set forth and the benefit to the parties to be derived therefrom, it is hereby agreed as follows:

     1. Engagement. During the term of this Agreement, Bureau of Electronic Publishing will engage the Consultant to provide to Bureau of Electronic Publishing advisory and consulting services on a non-exclusive basis. Consultant shall use best efforts to (a) undertake a study and analysis of the business, operations, and financial condition of Bureau of Electronic Publishing; (b) develop a strategy and operational plan for developing and acquiring new products; (c) identify markets for products produced and licensed by Bureau of Electronic Publishing; (d) identify and qualify market contacts; (e) provide such other advisory and consulting services as may be reasonably requested by Bureau of Electronic Publishing for the development and marketing of the company's products. Such services shall be rendered to the extent reasonably practicable, at times and places mutually agreeable to Bureau of Electronic Publishing and Consultant. Consultant agrees that he will use his best efforts to deal effectively with all matters submitted to him and to further, through his advice and services, the business goals of Bureau of Electronic Publishing. Consultant shall have the right to perform services for other business and companies, subject to the provisions of this Agreement. Bureau of Electronic Publishing acknowledges that the cooperation of Bureau of Electronic Publishing and its employees and agents with Consultant is a necessary condition to Consultant rendering his services thereunder. Therefore, Bureau of Electronic Publishing shall cooperate with, work in good faith with, and provide all reasonable assistance to, Consultant (and shall cause its employees and agents to do the same) in connection with Consultant rendering his services hereunder.

     2. Term. The term of this Agreement shall commence on the date set forth above and shall end on the date one year from the date set forth above, unless terminated earlier in accordance with the provisions of this Agreement.

     3. Compensation. In consideration of the performance of the services set forth above, Bureau of Electronic Publishing shall pay Consultant a monthly fee of $4,000, commencing on the date of this Agreement, for total cash compensation for services rendered hereunder of $48,000. In addition, Bureau of Electronic Publishing shall issue to Consultant, as soon as practicable after the date of execution of this agreement, warrants to purchase 200,000 shares of the common stock of Bureau of Electronic Publishing, par value $0.001 per share (the "Common Stock") in substantially the form attached hereto as Exhibit A and warrants to purchase 200,000 shares of the Common Stock in substantially the form attached hereto as Exhibit B.

     4. Expenses. Bureau of Electronic Publishing will reimburse Consultant for actual and reasonable third-party expenses incurred by Consultant in connection with the services rendered by the Consultant pursuant to this agreement including expenses for entertainment, telephone, and travel incurred for the direct benefit of Bureau of Electronic Publishing, on Consultant's periodic presentation of an itemized account of such expenses, together with supporting documentation. Notwithstanding the provisions of the preceding sentence, Consultant may not incur any particular item of third-party expense in excess of $1,000 without the prior approval of the President or CEO of the Bureau of Electronic Publishing.

     5. Independent Contractor Status. This Agreement is intended to secure the consulting services of Consultant as an independent contractor and nothing herein shall be construed as creating an employer/employee relationship, a partnership, joint venture or other joint interest between Bureau of Electronic Publishing and the Consultant. Except as expressly provided herein, the Consultant has no right or authority to act for or on behalf of Bureau of Electronic Publishing or to assume or to create any obligation or responsibility, express or implied, in behalf of or in the name of Bureau of Electronic Publishing, or to bind Bureau of Electronic Publishing in any manner whatsoever without the express written approval of Bureau of Electronic Publishing. Consultant shall be solely liable for the payment of any federal or state self-employment, income or other taxes imposed or arising out of the payment of fees and other compensation to the Consultant by Bureau of Electronic Publishing as set forth in this Agreement and there shall be no responsibility for withholding of taxes or other participation by Bureau of Electronic Publishing. Consultant understands that he will not be treated as an employee with respect to its consulting services under this Agreement for any purpose whatsoever.

     6. Confidential Information; Non-competition.

          (a) Access to Information. In connection with the Consultant's engagement, Consultant will have access to certain non-public information concerning Bureau of Electronic Publishing. Consultant agrees to hold such information in confidence in accordance with the provisions of the following subsection. In addition, Consultant agrees that neither he, nor his employees or representatives, will purchase or sell shares of Bureau of Electronic Publishing stock while in possession of non-public information that might be material to a decision to buy or sell securities and that neither he, nor his employees or representatives, will make such non-public information available to any other person or entity, whether individually or as a group, which may purchase or sell stock while in possession of such non-public information.

          (b) Covenants Respecting Confidential Information. For purposes of this Agreement, the term "Confidential Information" shall mean (i) all information regarding Bureau of Electronic Publishing disclosed to or known to the Consultant as a direct or indirect consequence of the engagement of Consultant by Bureau of Electronic Publishing pursuant to this Agreement and not generally known to the public, and (ii) all reports, plans, strategies, and similar material developed by Consultant for Bureau of Electronic Publishing under the terms of this Agreement. Consultant agrees that he will treat in confidence all documents, materials and other Confidential Information which he shall have obtained in the course of performance of his duties under this Agreement. In consideration of the appointment of the Consultant as a business consultant and in consideration of the compensation to be paid to the Consultant during the term of this Agreement, the Consultant hereby agrees that he will not, during the term of this Agreement or at any time after termination hereof, irrespective of the time, manner, or cause of termination, use, disclose, copy, or assist any other person or firm in the use, disclosure, or copying of any Confidential Information. All files, records, documents, drawing, equipment, and similar items relating to the business of Bureau of Electronic Publishing, whether prepared by the Consultant or otherwise coming into his possession, shall remain the exclusive property of Bureau of Electronic Publishing.

          (c) Non-Confidential Information. The obligation of Consultant to treat the Confidential Information in confidence shall not apply to any information which (i) is or becomes available to Consultant from a source with the right to disclose such information, other than Bureau of Electronic Publishing or its insiders and affiliates, (ii) becomes public knowledge, other than as a result of disclosure by Consultant in breach of this Agreement, or
(iii) is required to be disclosed under applicable law or judicial process, but only to the extent it must be disclosed.

          (d) Non-competition. During the term of this Agreement, Consultant agrees that he and his employees and representatives will not engage, directly or indirectly, in any business or activity, whether as an employee, director, equity owner, or partner, of any corporation or association that competes directly in any market with Bureau of Electronic Publishing or its affiliates. Consultant further agrees that he will not undertake any consulting engagement from any corporation or association that competes directly in any market with Bureau of Electronic Publishing or its affiliates.

          (e) Enforcement. The following provisions shall apply to the covenants of Consultant contained in this section:

               (i) Without limiting the right of Bureau of Electronic Publishing to pursue all other legal and equitable remedies available for a violation by Consultant of the covenants contained in this section, it is expressly agreed that remedies other than injunctive relief cannot fully compensate Bureau of Electronic Publishing for a violation of the covenants contained in this section and the Bureau of Electronic Publishing shall be entitled to injunctive relief to prevent any such violation or continuing violation thereof.

               (ii) It is the intent and understanding of each party hereto that if, in any action before any court or agency legally empowered to enforce the covenants contained in this section, any term, restriction, covenant, or promise contained therein is found to be unreasonable and for that reason unenforceable, then such term, restriction, covenant, or promise shall be deemed modified to the extent necessary to make it enforceable by such court or agency.

     7. Termination of Engagement. Either party may terminate this Agreement on 30 days written notice to the other party. Bureau of Electronic Publishing may terminate this Agreement at any time without notice if (a) Consultant willfully fails to perform or habitually neglects the duties validly assigned to him hereunder and fails to cure such failure or neglect within 10 days after notice from Bureau of Electronic Publishing to Consultant of such failure or neglect, or (b) Consultant engages in conduct involving criminal conduct or fraud as to the Company. The obligations of Consultant to provide services and the obligation of Bureau of Electronic Publishing to provide the cash compensation to consultant required by the first sentence of Section 3 hereof shall not extend beyond such termination. Except as otherwise set forth in this agreement, the provisions of Sections 3, 6, and 12 shall survive any termination of this Agreement for any reason and shall remain binding on the parties.

     8. Assignment. Consultant shall not sell, assign, transfer, convey, delegate or encumber his duties and obligations hereunder or any rights or interest herein.

     9. Governing Law. This Agreement shall be governed by interpreted and enforced in accordance with the law of the state of New York, and the parties agree that any dispute under this Agreement shall only be brought in the state or federal district courts of the state of New York having jurisdiction.

     10. Waiver. No failure by any party to insist upon the strict performance of any covenant, duty, agreement, term or condition of this Agreement or to exercise any right or remedy consequent upon a breach hereof shall serve as a waiver of any such strict performance or the right to exercise any such right or remedy.

     11. Notices. All notices or demands to parties shall be in writing and shall be delivered personally, by facsimile transmission, telegraphically, overnight delivery, or by express or certified mail to the following addresses or facsimile numbers:

If to Bureau of Electronic Publishing, to:

                  Bureau of Electronic Publishing
                  Attention:  CEO
                  619 Alexander Road
                  Princeton, New Jersey 08540
                  Facsimile Transmission: (609) 514-1818
                  Telephone: (609) 514-1600

If to Consultant, to:

                  Bryan Finkel
                  16 East 98th Street - Apt. 6E
                  New York, New York 10029
                  Facsimile Transmission: (212) 987-9206
                  Telephone: (800) 218-9522

     12. Indemnification. The parties shall each indemnify the other for any claims, damages, costs, or expenses incurred by the non-indemnifying party arising out of or based upon the breach of the covenants, warranties, obligations, or agreements of the indemnifying party under the terms of this Agreement, including reasonable attorneys' fees.

     13. Validity of Provisions and Severability. If any one or more of the provisions contained in this Agreement shall for any reason be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect the validity and enforceability of any other provisions hereof. Further, should any provisions within this Agreement ever be reformed or rewritten by a judicial body, those provisions as rewritten shall be binding upon Bureau of Electronic Publishing and the Consultant.

     14. Entire Agreement. This Agreement constitutes the entire agreement and understanding between the parties pertaining to the subject matter of this Agreement. This Agreement supersedes all prior agreements, if any, and any prior or contemporaneous understandings, negotiations, and discussions, whether oral or written. No supplement, modification, or waiver of this Agreement shall be binding unless executed in writing by the party to be bound thereby.

     15. Multiple Counterparts. This Agreement may be executed in a number of identical counterparts, each of which for all purposes is to be deemed an original, and all of which constitute, collectively, one agreement.


     AGREED AND ENTERED INTO as of the date first above written.



                                           BUREAU OF ELECTRONIC PUBLISHING


                                           By: /s/ Larry Shiller
                                               ---------------------------
                                               Larry Shiller
                                               CEO and President



                                           Consultant:


                                           /s/ Bryan Finkel
                                               ---------------------------
                                               Bryan Finkel
                                               President
                                               Bryan Ira Finkel, Inc.

                                                                     EXHIBIT A



     Neither this Warrant nor the shares of Common Stock issuable on exercise of this Warrant have been registered under the Securities Act of 1933, as amended (the "Act") or the securities laws of any state. None of such securities may be sold, transferred, pledged or hypothecated unless they have been so registered or the Company shall have received an opinion of counsel satisfactory to the Company to the effect that registration thereof for purposes of transfer is not required under the Act or the securities laws of any state.



                      BUREAU OF ELECTRONIC PUBLISHING, INC.


                                     WARRANT


Dated:

Number of Shares:

Holder:

Address:


------------------------


     THIS CERTIFIES THAT the holder of this Warrant ("Holder") is entitled to purchase from BUREAU OF ELECTRONIC PUBLISHING, INC., a Delaware corporation (hereinafter called the "Company"), on the terms and conditions set forth herein and at a price of $2.00 per share, the number of shares of the Company's common stock set forth above ("Common Stock").

     The Holder acknowledges that, as of the date of this Warrant, the Company does not have a sufficient number of unreserved authorized and unissued shares of Common Stock to issue to the Holder the shares of Common Stock it is required to issue upon any exercise of this Warrant. The Holder further acknowledges that any increase in the number of authorized shares of the Company will require the approval of the Company's stockholders. The Company covenants to take, as soon as possible after the date hereof, all steps necessary to increase the number of its authorized shares of Common Stock to 12,000,000, which increase permits the Company to issue to Holder all shares of Common Stock which may be purchased pursuant to this Warrant. The Company further covenants to use its best efforts to obtain shareholder approval of such increase. By separate instrument, stockholders owning in the aggregate 1,350,917 shares of Common Stock have agreed to vote in favor of such increase. Notwithstanding anything in this Warrant to the contrary, this Warrant may not be exercised until after such approval has been obtained.

     This Warrant shall expire on the third anniversary of the date of issuance or, if earlier, on the first date on which both (a) and (b) shall be true, namely (a) the registration statement referred to below shall be in effect and shall have been effective for not less than the ninety (90) consecutive days immediately preceding such date and (b) the closing price per share of the Company's common stock on NASDAQ (or such other securities exchange where the common stock may then be listed) shall have been not less than $5.00 per share during the twenty (20) consecutive trading days immediately preceding such date. The expiration dates (including, without limitation, the expiration date which is based on anniversaries of the date of issuance) and the number of consecutive trading dates set forth in this paragraph shall be extended by one day for each day after December 31, 1996 on which the registration statement referred below is not in effect with respect to the Common Stock issuable upon exercise of this Warrant.

     1. This Warrant and the Common Stock issuable upon exercise of this Warrant (the "Underlying Shares") may be transferred, sold, assigned or hypothecated, only if registered by the Company under the Act or if the Company has received from counsel to the Company a written opinion to the effect that registration of this Warrant or the Underlying Shares is not necessary in connection with such transfer, sale, assignment or hypothecation. The Warrant and the Underlying Shares shall be appropriately legended to reflect this restriction and stop transfer instructions shall apply. The Holder shall, through its counsel, provide such information as is reasonably necessary in connection with such opinion.

     2. The Company will on or before the 90th day after the date of this Warrant, file a registration statement on Form S-3 or Form SB-2 (the "Registration Statement") for the public sale by the Holders of the Underlying Shares. The Company shall use its best efforts to cause the Registration Statement to become effective not later than ninety (90) days after the date of filing, and to remain effective for three (3) years. The registration shall be accompanied by blue sky clearances in such states as the Holders may reasonably request. The Company shall pay all expenses of such registration, other than the Holders' underwriting discounts. These registration rights may be assigned to assignees of the Underlying Shares.

     3. (a) Any permitted assignment of this Warrant shall be effected by the Holder by (i) executing the form of assignment at the end hereof; (ii) surrendering the Warrant for cancellation at the office of the Company, accompanied by the opinion of counsel to the Company referred to above; and
(iii) unless in connection with an effective registration statement which covers the sale of this Warrant and/or the Underlying Shares, delivery to the Company of a statement by the transferee (in a form acceptable to the Company and its counsel) that such Warrant is being acquired by the Holder for investment and not with a view to its distribution or resale; whereupon the Company shall issue, in the name or names specified by the Holder (including the Holder), new Warrants representing in the aggregate rights to purchase the same number of Underlying Shares as are purchasable under the Warrant surrendered. Such Warrants shall be exercisable immediately upon any such assignment of the number of Warrants assigned. The transferor will pay all relevant transfer taxes. Replacement warrants shall bear the same restrictive legend as is borne by this Warrant.

     4. The term "Holder" should be deemed to include any permitted record transferee of this Warrant.

     5. The Company covenants and agrees that all Underlying Shares will, upon issuance, be duly and validly issued, fully paid and non-assessable and no personal liability will attach to the holder thereof. The Company further covenants and agrees that, if the increase in the number of authorized shares of Common Stock is approved by the stockholders of the Company as described above, then throughout the period within which this Warrant may be exercised, the Company will, at all times, have authorized and reserved a sufficient number of shares of Common Stock for issuance upon exercise of this Warrant and all other Warrants.

     6. This Warrant shall not entitle the Holder to any voting rights or other rights as a stockholder of the Company.

     7. In the event that as a result of reorganization, merger, consolidation, liquidation, recapitalization, stock split, combination of shares or stock dividends payable with respect to such Common Stock, the outstanding shares of Common Stock of the Company are at any time increased or decreased or changed into or exchanged for a different number or kind of share or other security of the Company or of another corporation, then appropriate adjustments in the number and kind of such securities then subject to this Warrant shall be made effective as of the date of such occurrence so that the position of the Holder upon exercise will be the same as it would have been had it owned the Underlying Shares immediately prior to the occurrence of such events. Such adjustment shall be made successively whenever any event listed above shall occur and the Company will notify the Holder of the Warrant of each such adjustment. Any fraction of an Underlying Share resulting from any adjustment shall be eliminated and the price per share of the remaining Underlying Shares shall be adjusted accordingly.

     8. The rights represented by this Warrant may be exercised at any time within the period above specified by (i) surrender of this Warrant (with the purchase form at the end hereof properly executed) at the principal executive office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Company); (ii) payment to the Company of the exercise price for the number of Underlying Shares specified in the above-mentioned purchase form together with applicable stock transfer taxes, if any; and (iii) unless in connection with an effective registration statement which covers the sale of the Underlying Shares, the delivery to the Company of a statement by the Holder (in a form acceptable to the Company and its counsel) that such Underlying Shares are being acquired by the Holder for investment and not with a view to their distribution or resale.

     The certificates for the Common Stock so purchased shall be delivered to the Holder within a reasonable time, not exceeding ten (10) business days after all requisite documentation has been provided, after the rights represented by this Warrant shall have been so exercised, and shall bear a restrictive legend with respect to any applicable securities laws.

     9. This Warrant shall be governed by and construed in accordance with the laws of the State of New York. The New York courts shall have exclusive jurisdiction over this instrument and the enforcement thereof. Service of process shall be effective if by certified mail, return receipt requested. All notices shall be in writing and shall be deemed given upon receipt by the party to whom addressed. This instrument shall be enforceable by decrees of specific performance, as well as other remedies.

     IN WITNESS WHEREOF, BUREAU OF ELECTRONIC PUBLISHING, INC. has caused this Warrant to be signed by its duly authorized officers under its corporate seal, and to be dated as of the date set forth above.




                           BUREAU OF ELECTRONIC PUBLISHING, INC.


                           By: __________________________________________

                           Title: _______________________________________

                                                                       EXHIBIT B



     Neither this Warrant nor the shares of Common Stock issuable on exercise of this Warrant have been registered under the Securities Act of 1933, as amended (the "Act") or the securities laws of any state. None of such securities may be sold, transferred, pledged or hypothecated unless they have been so registered or the Company shall have received an opinion of counsel satisfactory to the Company to the effect that registration thereof for purposes of transfer is not required under the Act or the securities laws of any state.



                      BUREAU OF ELECTRONIC PUBLISHING, INC.


                                     WARRANT


Dated:

Number of Shares:

Holder:

Address:


------------------------


     THIS CERTIFIES THAT the holder of this Warrant ("Holder") is entitled to purchase from BUREAU OF ELECTRONIC PUBLISHING, INC., a Delaware corporation (hereinafter called the "Company"), on the terms and conditions set forth herein and at a price of $2.00 per share, the number of shares of the Company's common stock set forth above ("Common Stock").

     The Holder acknowledges that, as of the date of this Warrant, the Company does not have a sufficient number of unreserved authorized and unissued shares of Common Stock to issue to the Holder the shares of Common Stock it is required to issue upon any exercise of this Warrant. The Holder further acknowledges that any increase in the number of authorized shares of the Company will require the approval of the Company's stockholders. The Company covenants to take, as soon as possible after the date hereof, all steps necessary to increase the number of its authorized shares of Common Stock to 12,000,000, which increase permits the Company to issue to Holder all shares of Common Stock which may be purchased pursuant to this Warrant. The Company further covenants to use its best efforts to obtain shareholder approval of such increase. By separate instrument, stockholders owning in the aggregate 1,350,917 shares of Common Stock have agreed to vote in favor of such increase. Notwithstanding anything in this Warrant to the contrary, this Warrant may not be exercised until after such approval has been obtained.

     This Warrant shall expire on the third anniversary of the date of issuance or, if earlier, on the first date on which both (a) and (b) shall be true, namely (a) the registration statement referred to below shall be in effect and shall have been effective for not less than the ninety (90) consecutive days immediately preceding such date and (b) the closing price per share of the Company's common stock on NASDAQ (or such other securities exchange where the common stock may then be listed) shall have been not less than $10.00 per share during the twenty (20) consecutive trading days immediately preceding such date. The expiration dates (including, without limitation, the expiration date which is based on anniversaries of the date of issuance) and the number of consecutive trading dates set forth in this paragraph shall be extended by one day for each day after December 31, 1996 on which the registration statement referred below is not in effect with respect to the Common Stock issuable upon exercise of this Warrant.

     1. This Warrant and the Common Stock issuable upon exercise of this Warrant (the "Underlying Shares") may be transferred, sold, assigned or hypothecated, only if registered by the Company under the Act or if the Company has received from counsel to the Company a written opinion to the effect that registration of this Warrant or the Underlying Shares is not necessary in connection with such transfer, sale, assignment or hypothecation. The Warrant and the Underlying Shares shall be appropriately legended to reflect this restriction and stop transfer instructions shall apply. The Holder shall, through its counsel, provide such information as is reasonably necessary in connection with such opinion.

     2. The Company will on or before the 90th day after the date of this Warrant, file a registration statement on Form S-3 or Form SB-2 (the "Registration Statement") for the public sale by the Holders of the Underlying Shares. The Company shall use its best efforts to cause the Registration Statement to become effective not later than ninety (90) days after the date of filing, and to remain effective for three (3) years. The registration shall be accompanied by blue sky clearances in such states as the Holders may reasonably request. The Company shall pay all expenses of such registration, other than the Holders' underwriting discounts. These registration rights may be assigned to assignees of the Underlying Shares.

     3. (a) Any permitted assignment of this Warrant shall be effected by the Holder by (i) executing the form of assignment at the end hereof; (ii) surrendering the Warrant for cancellation at the office of the Company, accompanied by the opinion of counsel to the Company referred to above; and
(iii) unless in connection with an effective registration statement which covers the sale of this Warrant and/or the Underlying Shares, delivery to the Company of a statement by the transferee (in a form acceptable to the Company and its counsel) that such Warrant is being acquired by the Holder for investment and not with a view to its distribution or resale; whereupon the Company shall issue, in the name or names specified by the Holder (including the Holder), new Warrants representing in the aggregate rights to purchase the same number of Underlying Shares as are purchasable under the Warrant surrendered. Such Warrants shall be exercisable immediately upon any such assignment of the number of Warrants assigned. The transferor will pay all relevant transfer taxes. Replacement warrants shall bear the same restrictive legend as is borne by this Warrant.

     4. The term "Holder" should be deemed to include any permitted record transferee of this Warrant.

     5. The Company covenants and agrees that all Underlying Shares will, upon issuance, be duly and validly issued, fully paid and non-assessable and no personal liability will attach to the holder thereof. The Company further covenants and agrees that, if the increase in the number of authorized shares of Common Stock is approved by the stockholders of the Company as described above, then throughout the period within which this Warrant may be exercised, the Company will, at all times, have authorized and reserved a sufficient number of shares of Common Stock for issuance upon exercise of this Warrant and all other Warrants.

     6. This Warrant shall not entitle the Holder to any voting rights or other rights as a stockholder of the Company.

     7. In the event that as a result of reorganization, merger, consolidation, liquidation, recapitalization, stock split, combination of shares or stock dividends payable with respect to such Common Stock, the outstanding shares of Common Stock of the Company are at any time increased or decreased or changed into or exchanged for a different number or kind of share or other security of the Company or of another corporation, then appropriate adjustments in the number and kind of such securities then subject to this Warrant shall be made effective as of the date of such occurrence so that the position of the Holder upon exercise will be the same as it would have been had it owned the Underlying Shares immediately prior to the occurrence of such events. Such adjustment shall be made successively whenever any event listed above shall occur and the Company will notify the Holder of the Warrant of each such adjustment. Any fraction of an Underlying Share resulting from any adjustment shall be eliminated and the price per share of the remaining Underlying Shares shall be adjusted accordingly.

     8. The rights represented by this Warrant may be exercised at any time within the period above specified by (i) surrender of this Warrant (with the purchase form at the end hereof properly executed) at the principal executive office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Company); (ii) payment to the Company of the exercise price for the number of Underlying Shares specified in the above-mentioned purchase form together with applicable stock transfer taxes, if any; and (iii) unless in connection with an effective registration statement which covers the sale of the Underlying Shares, the delivery to the Company of a statement by the Holder (in a form acceptable to the Company and its counsel) that such Underlying Shares are being acquired by the Holder for investment and not with a view to their distribution or resale.

     The certificates for the Common Stock so purchased shall be delivered to the Holder within a reasonable time, not exceeding ten (10) business days after all requisite documentation has been provided, after the rights represented by this Warrant shall have been so exercised, and shall bear a restrictive legend with respect to any applicable securities laws.

     9. This Warrant shall be governed by and construed in accordance with the laws of the State of New York. The New York courts shall have exclusive jurisdiction over this instrument and the enforcement thereof. Service of process shall be effective if by certified mail, return receipt requested. All notices shall be in writing and shall be deemed given upon receipt by the party to whom addressed. This instrument shall be enforceable by decrees of specific performance, as well as other remedies.

     IN WITNESS WHEREOF, BUREAU OF ELECTRONIC PUBLISHING, INC. has caused this Warrant to be signed by its duly authorized officers under its corporate seal, and to be dated as of the date set forth above.




                           BUREAU OF ELECTRONIC PUBLISHING, INC.


                           By: __________________________________________

                           Title: _______________________________________





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